UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds

(Exact name of Registrant as specified in charter)

6862 Elm Street, Suite 830

 McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee
 6862 Elm Street, Suite 830, McLean, VA 22101

(Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

Item 1.	Reports to Stockholders

AEGIS High Yield Fund (AHYFX)

ANNUAL REPORT DECEMBER 31, 2012

Shareholders’ Letter

February 21, 2013
To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Annual Report for the twelve month period ended December 31, 2012.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our high yield bond market commentary and the Fund’s performance record.  We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks maximum total return with an emphasis on high current income. The Fund attempts to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions.  We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the facts.  The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market.  Our goal is to maximize risk-adjusted long-term total return.

	One Year	Three Year	Five Year	Since I Share Inception	Since A Share Inception
Class I shares - at NAV (Inception-1/2/04)	6.35%	6.34%	8.07%	7.31%	N/A
Class A shares - at NAV (Inception-8/24/12)	N/A	N/A	N/A	N/A	2.40%
Class A shares – With 3.75% Load	N/A	N/A	N/A	N/A	-1.44%
Barclays Capital High Yield Index	15.81%	11.86%	10.34%	8.75%	4.97%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. The Aegis High Yield Fund imposes a 2% redemption fee on shares held for less than 180 days. Performance data does not reflect the redemption fee, which would have reduced the total return. Performance data for the AHYAX shares reflect the Class A maximum sales charge of 3.75%. Performance data shown for the Class A-at NAV does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.  The Fund Class I and Class A have an annualized gross expense ratio of 1.45% and 1.70%, respectively per the Fund’s most recent Prospectus. The Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.20%, and 1.45%, respectively. The Advisor has contractually agreed to waive fees through 4/30/2014.

Aegis High Yield Fund	Class I	Class A
Net Assets	$48.7Million	$5.0 Million
NAV / Share	$8.80	$8.79
Net Expense Ratio (inclusive of Management & 12b-1 Fee)	1.20%	1.45%
Gross Expense Ratio	1.45%	1.70%
Management Fee	0.90%	0.90%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee (<180 Days)	2.00%	2.00%
30-Day SEC Yield– Subsidized	9.26%	8.60%
30-Day SEC Yield– Unsubsidized	8.79%	8.13%
Income & capital gain distributions	$0.8145	$0.2498

	Aegis High Yield Fund	Barclays Capital High Yield Index
Weighted Average Maturity (years)	3.7	6.7
Adjusted Duration (including cash)	2.0	4.1

The adjusted duration of the Fund’s portfolio (excluding Fund holdings of equity securities) was estimated at 2.0 years, compared to a reported 4.1 years for the Barclays Capital High Yield Index.  Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates.  Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

All historic performance returns shown in this shareholders’ letter for the Aegis High Yield Fund are pre-tax returns. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

For the twelve month period ended December 31, 2012, the Fund posted a total return of 6.35%, versus a total return of 15.81% for its benchmark, the Barclays Capital High Yield Index.  The Fund’s under performance relative to the benchmark was primarily due to declines in bonds from three of the Fund’s issuers: Jaguar Mining, ATP Oil & Gas and Penson Worldwide.  From inception at January 2, 2004 through period end, the Fund’s annualized total return was 7.31%, versus 8.75% for the Barclays Capital High Yield Index.

Overall, strong second half returns capped off an impressive 2012 for the high yield bond market as many investors were once again handsomely rewarded with equity-like returns as yields continued to drop.  The historic run in the high yield market has now produced equity-like returns for an extended period, with the Barclays Capital High Yield Index outperforming the S&P 500 index by 8.7 percent annually over the last five years and by 6.9 percent annually since the beginning of 2000.  The high yield spread over 10-year Treasuries (as measured by the Yield-to-Maturity of the Barclays Capital High Yield Very Liquid Index over 10-year Treasuries) contracted a sizable 180 basis points in 2012 to finish the year at 4.56 percent, 87 basis points below the historical average spread since 1994.  As we highlighted in our semi-annual report, it is important to recognize that the spread is based off of 10-year Treasury yields that still remain near record lows.

After yet another year of significant high yield returns, high yield markets overall now appear overvalued.  With Treasuries near multi-decade lows and with the high yield spread over Treasuries now significantly tighter than the 19-year average, it is almost certain that the Barclays High Yield Very Liquid Index will not be able to continue to provide investors with future annual returns matching the blistering 15.4 percent delivered in 2012.  With average yields (to worst) for bonds in the Barclays High Yield Very Liquid Index now having dropped below six percent, it is difficult to see the possibility for significant additional performance upside for the high yield market.  In fact, given the extraordinary low yields within sub-investment grade bonds today it no longer even seems right to ascribe “high yield” to the asset class.

Despite our negative sentiment towards the overall high yield market, we believe that we can still deliver acceptable Fund returns over the long-term.  While the market is unattractively priced, fortunately, it is not uniformly overvalued.  While the investment opportunity set has declined somewhat amidst the year-end surge in high yield bonds, pockets of exploitable undervaluation continue to exist, particularly among the smaller, less picked-over issues where we believe we can obtain better risk-adjusted returns.  Given the $53.6 million size of our Fund, we believe that we can still obtain superior risk-adjusted returns by employing diligent credit analysis when selecting securities within inefficiently priced segments of the $1.2 trillion high yield bond market.  To this end, at the conclusion of 2012, the Fund held approximately 8 percent of net assets in cash to be deployed as we find such acceptable opportunities.

A more in-depth review of the Fund’s performance, outlook, and general market commentary can be found in the Fourth Quarter 2012 Manager’s Letter.  For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegishighyieldfund.com or by calling us at 800-528-3780.  However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet.

Finally, as we have noted in the past, Aegis Financial employees and our families continue to hold significant personal investments in the Fund, totaling over $3.0 million.  We thank you for continuing to invest with us.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities. Its use in connection with any offering of Fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise.

Basis Point: One 100th of one percent.

Barclays Capital High Yield Index (“VLI”): An index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds

Barclays Capital High Yield Very Liquid Index: A more liquid version of the U.S. Corporate High-Yield Index that measures the market of USD denominated, noninvestment grade, fixed-rate, taxable corporate bonds. The VLI follows the same index construction rules as the
U.S. Corporate High-Yield Index, but each issue must have been issued within the past three years, have a USD 600 million minimum amount outstanding and include only the largest issue from each issuer.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.  The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security.  Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with US Bancorp Fund Services, LLC.

About Your Fund’s Expenses
December 31, 2012
(Unaudited)

Important Note

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other Fund expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 3.75% when you invest. Class I shares of the Funds charge no sales load.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 - December 31, 2012 for the Aegis High Yield Fund Class I. The example for the Aegis High Yield Fund Class A is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 24, 2012 - December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, it these transactional cost were included, your cost would have been higher.

Hypothetical
(5% annual return
		Actual			before expenses)
	Beginning	Ending			Ending
	Account	Account	Expenses		Account	Expenses
	Value	Value(2)	Paid During		Value(2)	Paid During
	7/1/2012(1)	12/31/2012	Period		12/31/2012	Period
Aegis High Yield Fund – Class A	$1,000.00	$1,022.80	$5.05	(3)	$1,017.21	$5.04	(3)
Aegis High Yield Fund – Class I	$1,000.00	$1,036.00	$6.14	(4)	$1,025.14	$6.11	(4)

(1)	Aegis High Yield Fund - Class A commenced operations on August 24, 2012.
(2)	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 to December 31, 2012 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.
(3)	Expenses are equal to the Fund’s annualized expense ratio (1.45%) multiplied by the average account value over the period, multiplied by 130/366 (to reflect the period between 08/24/2012 and 12/31/2012).
(4)	Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the period between 07/01/2012 and 12/31/2012).

Please see performance data disclosure on page 1.

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Key Statistics (Unaudited)

Result of a $10,000 Investment Aegis High Yield Fund – Class A (assumes investment made on August 24, 2012)

Result of a $10,000 Investment Aegis High Yield Fund – Class I (assumes investment made on January 2, 2004)

Average Annual Total Returns (Unaudited) As of December 31, 2012

	Aegis	Aegis	Barclays
	High Yield	High Yield	Capital
	Fund - Class A	Fund - Class A	High Yield
	(No Sales Change)	(With Sales Change)*	Index
Three months	0.17%	-3.55%	3.29%
Cumulative since inception (August 24, 2012)	2.40%	-1.44%	4.97%

*
With sales charge returns reflect the deduction of the current maximum initial sales charge of 3.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would be reduced.

Average Annual Total Returns (Unaudited) As of December 31, 2012

	Aegis	Barclays
	High Yield	Capital
	Fund - Class I	High Yield Index
Trailing 1 Year	6.23%	15.81%
Trailing 3 Year	6.34%	11.86%
Trailing 5 Year	8.07%	10.34%
Since inception (January 1, 2004)	7.31%	8.75%
Returns on both Classes of the Aegis High Yield Fund and the Barclays Capital High Yield Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of August 24, 2012, the effective date of the most recent prospectus, the gross expense ratio for Class A was 1.70% and for Class I was 1.45%.

Portfolio Characteristics
December 31, 2012
(Unaudited)

Industry Breakdown

	% of the
	Fund’s Net Assets
Common Stock		2.49%
Food	0.29%
Real Estate Investment Trusts	1.68%
Transportation	0.52%
Convertible Bond		21.72%
Agriculture	5.31%
Diversified Financial Services	0.11%
Lodging	1.44%
Mining	2.52%
Oil & Gas Services	2.79%
Oil Companies - Exploration & Production	6.43%
Real Estate Investment Trusts	3.12%
Corporate Bond		62.38%
Agriculture	3.43%
Auto Parts & Equipment	4.05%
Coal	3.63%
Diversified Financial Services	2.06%
Engineering & Construction	0.05%
Food	2.39%
Information Technology	3.80%
Lodging	2.21%
Machinery - Diversified	1.71%
Manufactured Goods	2.75%
Media	0.45%
Mining	5.05%
Oil & Gas Drilling	8.68%
Oil Companies - Exploration & Production	14.54%
Packaging & Containers	2.41%
Publishing	1.51%
Retail	1.27%
Transportation	2.39%
Preferred Stock		1.94%
Insurance	1.85%
Oil Companies - Exploration & Production	0.09%
Warrants		0.79%
Oil Companies - Exploration & Production	0.79%
Other Assets & Liabilities		10.68%
Net Assets		100.00%

Portfolio Characteristics – (continued)
December 31, 2012
(Unaudited)

Credit Quality – % of Corporate Bonds

BB	3.70%
B	36.90%
CCC	17.50%
Below CCC or Unrated	41.90%
100.00%

Maturity (Or Most Likely Call) – % of Corporate Bonds

Less than 1 year	1.71%
1 – 3 years	56.10%
4 – 6 years	35.33%
7 – 10 years	0.00%
More than 10 years	6.86%
100.00%

Schedule of Portfolio Investments
December 31, 2012

		Shares or	Value
Common Stocks – 2.49%

Food – 0.29%
Arctic Glacier Income Fund(1)(2)		704,320	$152,236

Real Estate Investment Trusts – 1.68%
KEYreit(1)(2)		20,500	130,869
PMC Commercial Trust		108,720	771,912
			902,781

Transportation – 0.52%
Baltic Trading Ltd.(1)		48,500	144,530
Globus Maritime Ltd.(1)		80,930	134,344
			278,874

Total Common Stocks (Cost $1,918,338)			1,333,891
		Principal Amount
Convertible Bonds – 21.72%

Agriculture – 5.31%
Alliance One International, Inc., Sr. Subord. 5.500%, 7/15/2014		$2,900,000	2,849,250

Diversified Financial Services – 0.11%
Penson Worldwide, Inc., Sr. Unsec. 8.000%, 6/1/2014 (Acquired 08/19/2010 through 5/4/2011, Cost $973,650)(3)(4)		1,000,000	60,000

Lodging – 1.44%
Royal Host Inc., Subord.:(1)
6.250%, 9/30/2013	CAD	903,000	771,503
5.900%, 6/30/2014	CAD	2,000	1,716
			773,219

Mining – 2.52%
Jaguar Mining, Inc., Sr. Unsec. 4.500%, 11/1/2014 (Acquired 08/10/2010 through 10/19/2011, Cost $2,429,505)(1)(3)		3,000,000	1,350,000

Oil & Gas Services – 2.79%
Cal Dive International Inc., Sr. Unsec. 5.000%, 7/15/2017 (Acquired 10/12/2012 through 10/23/2012, Cost $1,319,669)(3)		1,500,000	1,499,062

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
December 31, 2012

		Principal
		Amount	Value
Convertible Bonds – (continued)

Oil Companies - Exploration & Production – 6.43%
Goodrich Petroleum Corp., Sr. Unsec. 5.000%, 10/1/2029		$2,000,000	$1,887,500
Zaza Energy Corp., Sr. Unsec. 9.000%, 8/1/2017 (Acquired 10/17/2012, Cost $1,428,347)(3)		1,500,000	1,560,000
			3,447,500

Real Estate Investment Trusts – 3.12%
KEYreit, Subord. 7.750%, 12/31/2014(1)	CAD	1,633,000	1,674,371

Total Convertible Bonds (Cost $13,348,677)			11,653,402

Corporate Bonds – 62.38%

Agriculture – 3.43%
Alliance One International, Inc., Company Guarantee, 10.000%, 7/15/2016		1,000,000	1,057,500
Vector Group Ltd., Sr. Sec. 11.000%, 8/15/2015		750,000	784,687
			1,842,187

Auto Parts & Equipment – 4.05%
Exide Technologies, 1st Lien 8.625%, 2/1/2018		2,000,000	1,705,000
Stanadyne Corp., Sr. Subord. Notes 10.000%, 8/15/2014		500,000	466,250
			2,171,250

Coal – 3.63%
Murray Energy Corp., Sr. Sec. 10.250%, 10/15/2015 (Acquired Various Dates, Cost $1,920,217)(3)		2,000,000	1,950,000

Diversified Financial Services – 2.06%
GFI Group, Inc. Sr. Unsec. 8.625%, 7/19/2018(5)		1,000,000	882,500
Penson Worldwide, Inc., Sec. 12.500%, 5/15/2017 (Acquired Various Dates, Cost $584,753)(3)(4)		915,000	224,175
			1,106,675

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
December 31, 2012

		Principal
		Amount	Value
Corporate Bonds – (continued)

Engineering & Construction – 0.05%
Pfleiderer Finance BV, Company Guarantee 7.125%, 2/14/2049(1)(4)	EURO $	650,000	$24,976

Food – 2.39%
Reddy Ice Corp., Sr. Sec. 11.250%, 3/15/2015		1,250,000	1,281,250

Information Technology – 3.80%
Sitel LLC / Sitel Financial Corp., 1st Lien 11.000%, 8/1/2017 (Acquired Various Dates, Cost $1,960,631)(3)		2,000,000	2,040,000

Lodging – 2.21%
Staunton Hotel LLC, Unsec. 6.250%, 6/1/2029 (Acquired Various Dates, Cost $1,305,031)(3)		1,700,000	1,183,491

Machinery - Diversified – 1.71%
Tempel Steel Co., Sr. Sec. 12.000%, 8/15/2016 (Acquired Various Dates, Cost $978,300)(3)		1,000,000	917,500

Manufactured Goods – 2.75%
Dispensing Dynamics International, Sec. 12.500%, 1/1/2018 (Acquired Various Dates, Cost $1,470,014)(3)		1,500,000	1,477,500

Media – 0.45%
Hearst-Argyle Television, Inc., Sr. Unsec. 7.000%, 1/15/2018		265,000	239,825

Mining – 5.05%
Horsehead Holding Corp., 1st Lien 10.500%, 6/1/2017 (Acquired Various Dates, Cost $983,305)(3)		1,000,000	1,060,000
Thompson Creek Metals Co., Inc., Company Guarantee 7.375%, 6/1/2018(1)		2,000,000	1,650,000
			2,710,000

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
December 31, 2012

	Principal
	Amount	Value
Corporate Bonds – (continued)

Oil & Gas Drilling – 8.68%
Deep Drilling 7 Pte. Ltd and Deep Drilling 8 Pte. Ltd., Sec. 14.250%, 3/5/2015	$1,350,000	$1,417,500
Global Rig Co. ASA, Company Guarantee 13.000%, 6/9/2015(1)	1,020,000	1,068,450
PSOS Finance Ltd., Sec. 12.000%, 10/6/2015(1)	2,153,846	2,170,000
		4,655,950

Oil Companies - Exploration & Production – 14.54%
ATP Oil & Gas Corp., Sr. Sec. 11.875%, 5/1/2015(4)	1,250,000	143,750
Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp., Sr. Sec. 13.750%, 12/1/2015	2,500,000	2,400,000
Endeavour International Corp., 1st Lien 12.000%, 3/1/2018 (Acquired Various Dates, Cost $1,002,497)(3)	1,000,000	1,050,000
Panoro Energy ASA, Sr. Sec. 12.000%, 11/15/2018(1)	1,000,000	1,065,000
RAAM Global Energy Co., Sec. 12.500%, 10/1/2015	2,000,000	2,070,000
Woodbine Holdings LLC, 2nd Lien 12.000%, 5/15/2016	1,000,000	1,075,000
		7,803,750

Packaging & Containers – 2.41%
Pretium Packaging LLC and Pretium Finance Inc., 2nd Lien 11.500%, 4/1/2016	1,250,000	1,295,312

Publishing – 1.51%
The Readers Digest Association, Inc., 1st Lien 9.500%, 2/15/2017	1,881,000	808,830

Retail – 1.27%
HOA Restaurant Group LLC and HOA Finance Corp., Sr. Sec. 11.250%, 4/1/2017 (Acquired Various Dates, Cost $757,724)(3)	750,000	682,500

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
December 31, 2012

	Principal
	Amount	Value
Corporate Bonds – (continued)

Transportation – 2.39%
SinOceanic II AS, 1st Lien 10.000%, 2/17/2015 (Acquired 02/08/2012, Cost $1,251,569)(1)(3)	$1,277,742	$1,284,131
Total Corporate Bonds (Cost $35,316,014)		33,475,127
	Shares
Preferred Stock – 1.94%

Insurance – 1.85%
Aspen Insurance Holdings Ltd 5.625%. (1)	16,432	995,779

Oil Companies - Exploration & Production – 0.09%
ATP Oil & Gas Corp. 8.000% (Acquired 01/11/2010 through 03/03/2010, Cost $891,800)(3)	8,200	6,560
Magnum Hunter Resourses Corp. 10.250%	1,610	40,717
		47,277
Total Preferred Stocks (Cost $1,844,301)		1,043,056

Warrants – 0.79%

Oil Companies – Exploration & Production – 0.79%
Woodbine Holdings LLC Expiration: May 2016, Exercise Price: $1.00(2)	1,000	425,000

Total Warrants (Cost $0)		425,000
Total Investments (Cost $52,427,330) – 89.32%		47,930,476
Other Assets in Excess of Liabilities – 10.68%		5,731,205
TOTAL NET ASSETS – 100.00%		53,661,681

(1)       Foreign security denominated in U.S. Dollars.

(2)       Non-income producing securities.

(3)       144A - Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(4)       Issue is in default or bankruptcy.

(5)       Variable rate security.

CAD = Canadian Dollar

EURO = The European Currency

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
December 31, 2012

Assets
Total investments in securities, at value (cost $52,427,330)	$47,930,476
Cash	4,113,496
Interest and dividends receivable	1,001,869
Receivable for investment securities sold	88,495
Receivable for Fund shares sold	601,201
Receivable from Investment Advisor (Note 3)	27,933
Prepaid assets	13,421
Total Assets	53,776,891

Liabilities
Accrued Trustee and chief compliance officer fees	13,998
Payable for Fund shares redeemed	50,289
Payable for distribution fees	2,337
Accrued transfer agent fees	11,649
Accrued audit fees	16,500
Accrued printing and mailing fees	10,566
Other payables	9,871
Total Liabilities	115,210

Net Assets	$53,661,681

Net assets consist of:
Paid-in capital	$59,457,638
Undistributed net investment income	12,783
Accumulated net realized loss on investments and foreign currency translations	(1,311,831)
Net unrealized depreciation on investments and foreign currency translations	(4,496,909)
Net Assets	$53,661,681

Class A Shares
Net Assets	$4,984,502

Authorized shares, Unlimited, no par value
Outstanding Shares	567,038
Net asset value, offering and redemption price** per share	$8.79	*
Maximum Offering price per share, after sales load	$9.13

Class I Shares
Net Assets	$48,677,179

Authorized shares, Unlimited, no par value
Outstanding Shares	5,530,477
Net asset value, offering and redemption price** per share	$8.80	*

*     Shares redeemed within 180 days of purchase are charged 2.00% redemption fee.
**  Value may be less than NAV due to redemption fee.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For The Year Ended December 31, 2012

Investment Income
Dividend income #	$208,218
Interest income	4,647,449
Total investment income	4,855,667

Expenses
Investment advisory fees (Note 3)	423,349
Transfer agent & custody fees	82,381
Legal fees	42,698
Registration fees	37,948
Fund servicing fees	36,434
Trustees & chief compliance officer fees	34,867
Printing and postage fees	29,448
Audit fees	16,900
Insurance fees	2,830
Distribution fees - Class A (Note 4)	2,558
Miscellaneous fees	6,471
Gross expenses	715,884
Waiver of fees (Note 3)	(148,860)
Net expenses	567,024
Net Investment Income	4,288,643
Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized loss from:
Investments	(1,089,626)
Foreign currency transactions	(3,173)
Net realized loss on investments and foreign currency transactions	(1,092,799)
Change in net unrealized appreciation/depreciation on:
Investments	(440,569)
Foreign currency translations	1,634
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	(438,935)
Net realized and unrealized loss on investments and foreign currency transactions	(1,531,734)
Net increase in net assets resulting from operations	$2,756,909

#          Net of foreign tax withholding of $2,165.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
For the Years Ended

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Operations:
Net investment income	$4,288,643	$2,852,670
Net realized loss on investments and foreign currency transactions	(1,092,799)	(259,912)
Change in unrealized appreciation/depreciation on investments and foreign currency translations	(438,935)	(3,806,485)
Net increase (decrease) in net assets resulting from operations	2,756,909	(1,213,727)

Distributions
Net investment income - Class A	(99,211)	—
Net investment income - Class I	(4,077,916)	(2,864,066)
Net realized gain on investments	—	(502,795)
Net decrease in net assets resulting from distributions paid	(4,177,127)	(3,366,861)

Capital share transactions*
Subscriptions	33,658,784	38,888,417
Distributions reinvested	3,330,097	2,550,657
Redemptions	(22,227,424)	(19,783,106)
Redemptions fees	68,098	104,799
Net increase in net assets resulting from capital share transactions	14,829,555	21,760,767

Total Increase in Net Assets	13,409,337	17,180,179

NET ASSETS
Beginning of year	40,252,344	23,072,165
End of year	$53,661,681	$40,252,344

Accumulated undistributed net investment income/(distributions in excess of net investment income) at end of year	$12,783	$(35,713)

*Share information - Class A
Subscriptions	566,017	—
Distributions reinvested	1,248	—
Redemptions	(227)	—
Net increase in shares	567,038	—
Beginning shares	—	—
Ending shares	567,038	—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
For the Years Ended – (continued)

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
*Share information - Class I
Subscriptions	3,121,340	3,912,074
Distributions reinvested	367,375	265,806
Redemptions	(2,404,279)	(2,041,645)
Net increase in shares	1,084,436	2,136,235
Beginning shares	4,446,041	2,309,806
Ending shares	5,530,477	4,446,041

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund - Class A
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout the period presented:

For the Period from August 24, 2012 (Commencement of Operations) to December 31, 2012
Per Share Data
Net asset value, beginning of period	$8.83
Income from investment operations:
Net investment income	0.23
Net realized and unrealized loss on investments and foreign currency transactions	(0.02)
Total from investment operations	0.21

Less distributions to shareholders from:
Net investment income	(0.25)
Total Distributions	(0.25)
Redemption fees	0.00	(4)
Net asset value, end of period	$8.79
Total investment return	2.40	%(1)(3)

Ratios (to average net assets)/Supplemental data:
Expenses after fee waiver	1.45	%(2)
Expenses before fee waiver	2.19	%(2)
Net investment income before fee waiver	7.70	%(2)
Net investment income after fee waiver	8.44	%(2)
Portfolio turnover(5)	23%
Net assets at end of period (000’s)	$4,985

(1)	Not Annualized
(2)	Annualized
(3)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is (1.44)%.
(4)	Less than one cent per share.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund - Class I
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each year presented:

	Years Ended December 31,
	2012		2011	2010	2009	2008
Per Share Data
Net asset value, beginning of year	$9.05		$9.99	$10.19	$6.78	$9.93
Income from investment operations:
Net investment income	0.83		0.75	0.79	0.73	0.77
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.28)		(0.85)	0.59	3.40	(3.14)
Total from investment operations	0.55		(0.10)	1.38	4.13	(2.37)

Less distributions to shareholders from:
Net investment income	(0.81)		(0.75)	(0.80)	(0.72)	(0.77)
Net realized capital gains	—		(0.12)	(0.79)	—	(0.01)
Total Distributions	(0.81)		(0.87)	(1.59)	(0.72)	(0.78)
Redemption fees	0.01		0.03	0.01	—	—
Net asset value, end of year	$8.80		$9.05	$9.99	$10.19	$6.78
Total investment return	6.35%		(0.89)%	14.22%	63.85%	(25.18)%

Ratios (to average net assets)/supplemental data:
Expenses after fee waiver	1.20%		1.20%	1.20%	1.20%	1.20%
Expenses before fee waiver	1.52%		1.45%	1.90%	2.35%	3.24%
Net investment income before fee waiver	8.84%		7.70%	7.64%	8.92%	8.64%
Net investment income after fee waiver	9.16%		7.95%	8.34%	10.07%	10.68%
Portfolio turnover	23	%(1)	46%	123%	65%	9%
Net assets at end of year (000’s)	$48,677		$40,252	$23,072	$18,064	$5,419

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
December 31, 2012
1. The Organization

Aegis High Yield Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management investment company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003.

The Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

The Funds currently offers Class A and Class I shares. The Fund’s Class A shares commenced operations August 24, 2012. The Fund’s Class I commenced operations January 1, 2004. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient

Notes to Financial Statements
December 31, 2012

2. Summary of Significant Accounting Policies – (continued)

frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities or identical securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.) An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in upon one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Corporate bonds and convertible bonds. Debt securities may be valued at mean prices supplied by the Fund’s pricing agents based on broker or dealer supplied valuation or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating and interest rate. If an independent pricing agent cannot price a particular debt security, the Advisor may obtain and use a price provided by an independent dealer who was the underwriter for the issuance or who makes a market in that security maturity. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Notes to Financial Statements
December 31, 2012

2. Summary of Significant Accounting Policies – (continued)
	Level 1	Level 2	Level 3	Total
Common Stock*	$1,333,891	$—	$—	$1,333,891
Convertible Bond*	—	11,653,402	—	11,653,402
Corporate Bonds*	—	33,475,127	—	33,475,127
Preferred Stocks*	1,036,496	6,560	—	1,043,056
Warrants*	—	425,000	—	425,000
Total*	$2,370,387	$45,560,089	$—	$47,930,476

*           Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.

There were no transfers between Level 1, 2 and 3 fair valuation measurements during the reporting period, as compared to the certifications from the previous annual report. The Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Notes to Financial Statements
December 31, 2012

2. Summary of Significant Accounting Policies – (continued)

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fee. To discourage frequent short-term trading in Fund shares, the Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds. If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase. The 180-day period begins on the purchase date and ends 180 days from that date.

The fee will be assessed and retained by the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis).

Notes to Financial Statements
December 31, 2012

2. Summary of Significant Accounting Policies – (continued)

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses.

The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and Expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation (the “Advisor”) that provides for fees to be computed at an annual rate of 0.90% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2013 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2014, that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.45% for Class A and 1.20% for Class I, of the Fund’s average daily net assets. During the year ended December 31, 2012, the Advisor waived fees in the amount of $148,860.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.45% for Class A and 1.20% for Class I and the repayment is made within three years after the year in which the Advisor incurred the expense. As of December 31, 2012, there was $376,617 of fees available to be recovered no later than December 31, 2015, of which, $135,358, $92,399 and $148,860 are recoverable through December 31, 2013, 2014 and 2015, respectively.

Certain officers and Trustees of the Fund are also officers and Trustees of the Advisor. The Fund pays each Trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4.  Distribution and Service Plan

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for class A shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of the average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Fund incurred $2,558 in expenses pursuant to the 12b-1 Plan for the period from August 24, 2012 through December 31, 2012.

Notes to Financial Statements
December 31, 2012

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $23,387,737 and $9,459,576, respectively, for the year ended December 31, 2012. There were no purchases or sales of U.S. Government securities during the same period.

6. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2012, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$52,435,328
Gross unrealized appreciation	$1,817,545
Gross unrealized depreciation	(6,322,397)
Net unrealized depreciation	$(4,504,852)

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$20,176
Tax accumulated earnings	20,176
Accumulated capital and other losses	$(1,311,226)
Unrealized depreciation on investments and foreign currency	$(4,504,907)
Total accumulated earnings	$(5,745,957)

As of December 31, 2012, the Fund had the following capital loss carryover and expirations. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards in the character noted below.

Long Term Amount	Short Term Amount	Expiration
$386,184	$626,649	unlimited

Notes to Financial Statements
December 31, 2012

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

At December 31, 2012, the Fund had net realized capital losses from transactions between November 1, 2012 and December 31, 2012 of $298,393 which, for tax purposes, are deferred and will be recognized on the first day of the Fund’s next taxable year.

Primarily as a result of differing book/tax treatment of foreign currency transactions and REIT’s, on December 31, 2012 undistributed net investment income was decreased by $63,020 and accumulated net realized loss on investments was increased by $63,020. These reclassifications have no effect on the net assets of the Fund.

The tax components of dividends paid during the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Distribution paid from:
Ordinary income	$4,177,127	$3,366,861
Total distributions	$4,177,127	$3,366,861

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2009-2012, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements
December 31, 2012

7. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2012, events and transactions subsequent to December 31, 2012 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Aegis High Yield Fund

We have audited the accompanying statement of assets and liabilities of Aegis High Yield Fund, a series of shares in The Aegis Funds (the “Fund”), including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years and the period presented in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis High Yield Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years and the period presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
Februay 27, 2013

Trustees and Officers
(Unaudited)
Name, Year of Birth, and Address	Position(s)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee*
Scott L. Barbee Born: 1971 6862 Elm Street, Suite 830 McLean, VA 22101	President, Trustee	President of Aegis Financial Corporation since 2009; President of Aegis Funds and Aegis Value Fund since 2009; Director of the Aegis Value Fund since 1997; Trustee of the Aegis Funds since 2004; Treasurer, Secretary and Managing Director of Aegis Financial Corporation 1997 - 2008; Treasurer of Aegis Funds and Aegis Value Fund 2003-2008; Secretary of Aegis Funds and Aegis Value Fund 2006 – 2008.	2	None
Independent Trustees
Eskander Matta Born: 1970 50 Beale Street San Francisco, CA 94105	Trustee	President North America of Dragonmarts Co. Ltd since 2012; Vice President of ebusiness, Blue Shield of California 2008-2012; Senior Vice President of Internet Services Group, Wells Fargo & Co., 2002-2008; Director of the Aegis Value Fund since 1997; Trustee of the Aegis Funds since 2006.	2	None
David A. Giannini Born: 1953 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Trustee	Institutional equity sales and research with Scarsdale Equities since 2006; Director of the Aegis Value Fund since 2006; Trustee of the Aegis Funds since 2006.	2	None
V. Scott Soler Born: 1969 7500 San Felipe, Suite 340 Houston, TX 77063	Trustee	Co-owner at Limestone Value Partners since 2011; Managing Director and Senior Advisor of Quantum Energy Partners since 2006; Director of the Aegis Value Fund since 2007; Trustee of the Aegis Funds since 2007.	2	Ceritas II & Merchant Energy Hldings
Officer of the Fund
Sarah Q. Zhang Born: 1970 6862 Elm Street, Suite 830 McLean, VA 22101	Chief Compliance Officer; Treasurer/Secretary of the Fund
Chief Compliance Officer of Aegis Financial Corporation, Aegis Funds and Aegis Value Fund since 2008; Treasurer and Secretary of Aegis Financial Corporation, Aegis Funds and Aegis Value Fund since 2009; Chief Financial Operations Officer, Larkspur Services, Inc. 2005-2007.
			N/A	N/A

*Indicates persons who are affiliated with Aegis Financial Corporation, the Fund’s investment advisor, and are therefore considered to be ‘‘interested persons’’ under the Investment Company Act of 1940, Section (2)(a).

The Fund’s Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, by calling the Fund’s toll-fee phone number, (800) 528-3780.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2012 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Tax Designation

For the year ended December 31, 2012, 0.53% of dividends paid from net investment income including short term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund. For the year ended December 31, 2012, 2.73% of dividends paid from net investment income, including short term capital gains from the Fund are designated as qualified dividend income.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 10, 2012, the Board considered and approved the advisory agreement (the “Agreement”) between the Fund and Aegis Financial Corporation (“AFC”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) Information that was all important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Trustees, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of the services provided by AFC to the Fund. The Board evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. The Board considered information regarding AFC’s resources and compensation arrangements, including its in-house research capabilities and recent changes to personnel, and AFC’s future plans for the Fund. On the basis of these and other factors, the Board determined that the scope and nature and quality of the services provided by AFC were consistent with its duties under each Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided by AFC to the Fund were appropriate.

B. The Investment Performance of the Funds and AFC

In connection with its review, the Board reviewed information prepared by AFC comparing the Fund’s performance with the performance of its benchmark and the performance of comparable funds. The Board considered that some of the information was derived from information made available publicly on Morningstar.com (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the recent 9-month period ended September 30, 2012 and the 1-year, 3-year, 5-year and 10-year and since inception periods ended September 30, 2012). The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information.

The Board noted that during the most recent 9-month period ended September 30, 2012, the Aegis High Yield Fund Class I returned 6.00%, while its benchmark index, the Barclays Capital High Yield Index, returned 12.13% during the same period. For the 1-year, 3-year and 5-year periods ended September 30, 2012, the Class returned 8.68%, 8.38% and 7.54% (average annual total return), compared to 19.37%, 12.90% and 9.34% for the Barclays Capital High Yield Index. Since inception on January 1, 2004 through September 30, 2012, the Class has an 7.50% average annual total return versus 8.61% for the Barclays Capital High Yield Index. The Board also considered information comparing the performance of the Aegis High Yield Fund with the performance of more than 500 U.S. high-yield bond funds.

Based on the Fund’s comparative performance information presented at the meeting, the Board concluded that the Fund’ performance was satisfactory.

C. AFC Profitability

The Board reviewed AFC’s profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing each Fund to the Advisor, (ii) expenses reimbursed by the Advisor under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the Agreements.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund’s asset levels. The Board considered economies of scale and whether existing fees might require adjustment. The Board noted that, from September 2011 to September 2012, the assets of the Aegis High Yield Fund increased from $40.0 million to $50.8 million.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund’s total annual expense ratio (after taking into account the Expense Limitation Agreement) was comparable to the average expense ratio of the Fund’s peers included in the information prepared by AFC.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisors to peer group funds. In evaluating the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund and the Advisor’s commitments to continue the existing expense limitation agreements through at least the annual update period on April 30, 2014 for Aegis High Yield Fund (noting this High Yield expense limitation agreement would be considered at the next meeting).

With respect to Aegis High Yield Fund, the Board noted that the Fund paid an advisory fee of 0.90% of net assets during 2012 and that other Fund expenses (not including Acquired Fund Fees and Expenses) were capped at 0.30%, for a total net expense ratio of 1.20%. The Board considered that the Fund’s actual expenses for six months ending June 30, 2012 were approximately 1.38%, and for 2011 were 1.45% of net assets, with the excess being absorbed by AFC under the expense limitation agreement between the Fund and AFC. The Board noted that according to a search of high-yield bond funds on Morningstar.com, the peer group median gross expense ratio of the 584 high-yield bond funds currently tracked by Morningstar is 1.11% and the peer group median net expense ratio of the 584 high-yield bond funds is 1.05%. The Board also noted that the median management fee percentage of the 584 high-yield bond funds currently tracked by Morningstar is 0.58%, with the median size of the funds being $394.5 million. They also considered expense ratio and management fee information for the comparable funds to which they had compared the Fund’s performance.

The Board considered information concerning the fees charged by the Advisor to its managed accounts and the strategies employed for those accounts. They also considered the differences between the services provided to those accounts by the Advisor and the services provided to the Fund by the Adviser.

The Board concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable in light of its small size and the expense ratios of other similarly situated funds.

AEGIS MUTUAL FUNDS PRIVACY NOTICE
(This information is not part of the Annual Report)

The Aegis Mutual Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

The Aegis Mutual Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

• Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and
• Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the funds, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances. We do not sell your nonpublic personal information. The Aegis Mutual Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

Confidentiality and Security

The Aegis Mutual Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide product and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

Aegis High Yield Fund	Independent Registered Public Accounting
c/o U.S. Bancorp Fund Services, LLC	Firm
615 East Michigan Street	BBD, LLP
Milwaukee, Wisconsin 53202	1835 Market Street, 26th Floor
Phone: (800) 528-3780	Philadelphia, Pennsylvania 19103
www.aegisvaluefund.com
Counsel
Board of Directors	Seward & Kissel, LLP
Scott L. Barbee	901 K Street N.W.
David A. Giannini	Washington, D.C. 20001
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
6862 Elm Street, Suite 830,
McLean, VA 22101

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund
Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 6, 2008

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$14,500	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	$2,000	$2,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed March 6, 2008

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	3/1/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	3/1/13

By:	/s/ Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date	3/1/13